Page 1 of 24 Table of Contents Conference Call 800-836-8184 | ID – EastGroup April 24, 2025 11:00 a.m. Eastern Time webcast available at EastGroup.net H or iz on W es t, O rla nd o, F L SUPPLEMENTAL INFORMATION March 31, 2025 400 West Parkway Place, Suite 100 Ridgeland, MS 39157 (601) 354-3555

Page 2 of 24 Table of Contents Financial Information: Consolidated Balance Sheets ................................................................................ 3 Consolidated Statements of Income and Comprehensive Income ......................... 4 Reconciliations of GAAP to Non-GAAP Measures ................................................. 5 Consolidated Statements of Cash Flows ................................................................ 7 Same Property Portfolio Analysis ........................................................................... 8 Additional Financial Information ............................................................................. 9 Financial Statistics ................................................................................................. 10 Capital Deployment: Development and Value-Add Properties Summary ................................................ 11 Development and Value-Add Properties Transferred to Real Estate Properties ..... 12 Real Estate Improvements and Leasing Costs ....................................................... 13 Property Information: Leasing Statistics and Occupancy Summary ......................................................... 14 Core Market Operating Statistics ........................................................................... 15 Lease Expiration Summary .................................................................................... 16 Top 10 Customers by Annualized Base Rent ......................................................... 17 Capitalization: Debt and Equity Market Capitalization ................................................................... 18 Continuous Common Equity Program .................................................................... 19 Debt-to-EBITDAre Ratios ....................................................................................... 20 Other Information: Components of Net Asset Value ............................................................................ 21 Outlook for 2025 .................................................................................................... 22 Glossary of REIT Terms ........................................................................................ 23 FORWARD-LOOKING STATEMENTS The statements and certain other information contained herein, which can be identified by the use of forward-looking terminology such as “may,” “will,” “seek,” “expects,” “anticipates,” “believes,” “targets,” “intends,” “should,” “estimates,” “could,” “continue,” “assume,” “projects,” “goals” “plans” or variations of such words and similar expressions or the negative of such words, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These forward-looking statements reflect the current views of EastGroup Properties, Inc. (the “Company” or “EastGroup”) about its plans, intentions, expectations, strategies, and prospects, which are based on the information currently available to the Company and on assumptions it has made. For instance, the amount, timing and frequency of future dividends is subject to authorization by the Company’s Board of Directors and will be based upon a variety of factors. Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions, expectations, or strategies will be attained or achieved. Furthermore, these forward-looking statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to: international, national, regional and local economic conditions; the competitive environment in which the Company operates; fluctuations of occupancy or rental rates; potential defaults (including bankruptcies or insolvency) on or non-renewal of leases by tenants, or our ability to lease space at current or anticipated rents, particularly in light of the ongoing uncertainty around interest rates, tariffs and general economic conditions; disruption in supply and delivery chains; increased construction and development costs, including as a result of tariffs or the recent inflationary environment; acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with our projections or to materialize at all; potential changes in the law or governmental regulations and interpretations of those laws and regulations, including changes in real estate laws, real estate investment trust (“REIT”) or corporate income tax laws, potential changes in zoning laws, or increases in real property tax rates, and any related increased cost of compliance; our ability to maintain our qualification as a REIT; natural disasters such as fires, floods, tornadoes, hurricanes, earthquakes, or other extreme weather events, which may or may not be caused by longer- term shifts in climate patterns, could destroy buildings and damage regional economies; the availability of financing and capital, increases in or long-term elevated interest rates, and our ability to raise equity capital on attractive terms; financing risks, including the risks that our cash flows from operations may be insufficient to meet required payments of principal and interest, and we may be unable to refinance our existing debt upon maturity or obtain new financing on attractive terms or at all; our ability to retain our credit agency ratings; our ability to comply with applicable financial covenants; credit risk in the event of non-performance by the counterparties to our interest rate swaps; how and when pending forward equity sales may settle; lack of or insufficient amounts of insurance; litigation, including costs associated with prosecuting or defending claims and any adverse outcomes; our ability to attract and retain key personnel or lack of adequate succession planning; risks related to the failure, inadequacy or interruption of our data security systems and processes, including security breaches through cyber attacks; pandemics, epidemics or other public health emergencies, such as the coronavirus pandemic; potentially catastrophic events such as acts of war, civil unrest and terrorism; and environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us. All forward-looking statements should be read in light of the risks identified in Part I, Item 1A. Risk Factors within the Company’s most recent Annual Report on Form 10-K, as such factors may be updated from time to time in the Company’s periodic filings and current reports filed with the SEC. The Company assumes no obligation to update publicly any forward-looking statements, including its Outlook for 2025, whether as a result of new information, future events or otherwise.

Page 3 of 24 Consolidated Balance Sheets (In thousands, except share and per share data) (Unaudited) March 31, 2025 December 31, 2024 ASSETS Real estate properties 5,565,764$ 5,503,444 Development and value-add properties 686,102 674,472 6,251,866 6,177,916 Less accumulated depreciation (1,456,556) (1,415,576) 4,795,310 4,762,340 Unconsolidated investment 7,401 7,448 Cash and cash equivalents 20,515 17,529 Other assets 284,752 290,159 TOTAL ASSETS 5,107,978$ 5,077,476 LIABILITIES AND EQUITY LIABILITIES Unsecured bank credit facilities, net of debt issuance costs (3,345)$ (3,595) Unsecured debt, net of debt issuance costs 1,457,283 1,507,157 Accounts payable and accrued expenses 177,387 147,342 Other liabilities 131,496 134,028 Total Liabilities 1,762,821 1,784,932 EQUITY Stockholders' Equity: Common shares; $0.0001 par value; 70,000,000 shares authorized; 52,265,432 shares issued and outstanding at March 31, 2025 and 51,825,798 at December 31, 2024 5 5 Excess shares; $0.0001 par value; 30,000,000 shares authorized; no shares issued - - Additional paid-in capital 3,746,897 3,673,393 Distributions in excess of earnings (417,058) (403,172) Accumulated other comprehensive income 15,026 21,953 Total Stockholders' Equity 3,344,870 3,292,179 Noncontrolling interest in joint ventures 287 365 Total Equity 3,345,157 3,292,544 TOTAL LIABILITIES AND EQUITY 5,107,978$ 5,077,476

Page 4 of 24 Consolidated Statements of Income and Comprehensive Income (In thousands, except per share data) (Unaudited) 2025 2024 REVENUES Income from real estate operations 172,644$ 154,074 Other revenue 1,805 150 174,449 154,224 EXPENSES Expenses from real estate operations 46,760 43,003 Depreciation and amortization 52,520 45,169 General and administrative 7,954 6,681 Indirect leasing costs 263 177 107,497 95,030 OTHER INCOME (EXPENSE) Interest expense (8,025) (10,061) Gain on sales of real estate investments - 8,751 Other 510 774 NET INCOME 59,437 58,658 Net income attributable to noncontrolling interest in joint ventures (14) (14) NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS 59,423 58,644 Other comprehensive income (loss) — interest rate swaps (6,927) 5,894 TOTAL COMPREHENSIVE INCOME 52,496$ 64,538 BASIC PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders 1.14$ 1.23 Weighted average shares outstanding — Basic 51,965 47,860 DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders 1.14$ 1.22 Weighted average shares outstanding — Diluted 52,028 47,961 March 31, Three Months Ended

Page 5 of 24 Reconciliations of GAAP to Non-GAAP Measures (In thousands, except per share data) (Unaudited) 2025 2024 NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS 59,423$ 58,644 Depreciation and amortization 52,520 45,169 Company's share of depreciation from unconsolidated investment 31 31 Depreciation and amortization attributable to noncontrolling interest (1) (1) Gain on sales of real estate investments - (8,751) Gain on sales of non-operating real estate - (222) FUNDS FROM OPERATIONS ("FFO") ATTRIBUTABLE TO COMMON STOCKHOLDERS* 111,973 94,870 Gain on involuntary conversion and business interruption claims (1,763) - FFO ATTRIBUTABLE TO COMMON STOCKHOLDERS - EXCLUDING GAIN ON INVOLUNTARY CONVERSION AND BUSINESS INTERRUPTION CLAIMS* 110,210$ 94,870 NET INCOME 59,437$ 58,658 Interest expense (1) 8,025 10,061 Depreciation and amortization 52,520 45,169 Company's share of depreciation from unconsolidated investment 31 31 EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION ("EBITDA") 120,013 113,919 Gain on sales of real estate investments - (8,751) Gain on sales of non-operating real estate - (222) EBITDA FOR REAL ESTATE ("EBITDAre")* 120,013$ 104,946 DILUTED PER COMMON SHARE DATA FOR EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders 1.14$ 1.22 FFO attributable to common stockholders* 2.15$ 1.98 FFO attributable to common stockholders - excluding gain on involuntary conversion and business interruption claims* 2.12$ 1.98 Weighted average shares outstanding for EPS and FFO purposes - Diluted 52,028 47,961 * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. Three Months Ended March 31, (1) Net of capitalized interest of $5,160 and $4,853 for the three months ended March 31, 2025 and 2024, respectively.

Page 6 of 24 Reconciliations of GAAP to Non-GAAP Measures (continued) (In thousands) (Unaudited) 2025 2024 NET INCOME 59,437$ 58,658 Gain on sales of real estate investments - (8,751) Gain on sales of non-operating real estate - (222) Interest income (232) (275) Other revenue (1,805) (150) Indirect leasing costs 263 177 Depreciation and amortization 52,520 45,169 Company's share of depreciation from unconsolidated investment 31 31 Interest expense (1) 8,025 10,061 General and administrative expense (2) 7,954 6,681 Noncontrolling interest in PNOI of consolidated joint ventures (15) (16) PROPERTY NET OPERATING INCOME ("PNOI")* 126,178 111,363 PNOI from 2024 acquisitions (7,030) (699) PNOI from 2024 and 2025 development and value-add properties (5,188) (2,511) PNOI from 2024 operating property dispositions - (177) Other PNOI 258 81 SAME PNOI (Straight-Line Basis)* 114,218 108,057 Lease termination fee income from same properties (579) (147) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Straight-Line Basis)* 113,639 107,910 Straight-line rent adjustments for same properties (1,818) (1,463) Acquired leases — market rent adjustment amortization for same properties (501) (610) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Cash Basis)* 111,320$ 105,837 Three Months Ended * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. March 31, (1) Net of capitalized interest of $5,160 and $4,853 for the three months ended March 31, 2025 and 2024, respectively. (2) Net of capitalized development costs of $1,954 and $2,223 for the three months ended March 31, 2025 and 2024, respectively.

Page 7 of 24 Consolidated Statements of Cash Flows (In thousands) (Unaudited) 2025 2024 OPERATING ACTIVITIES Net income 59,437$ 58,658 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 52,520 45,169 Stock-based compensation expense 4,232 3,507 Gain on sales of real estate investments - (8,751) Gain on sales of non-operating real estate - (222) Gain on involuntary conversion and business interruption claims (1,763) - Changes in operating assets and liabilities: Accrued income and other assets 168 4,485 Accounts payable, accrued expenses and prepaid rent 18,603 13,851 Other 511 203 NET CASH PROVIDED BY OPERATING ACTIVITIES 133,708 116,900 INVESTING ACTIVITIES Development and value-add properties (56,346) (57,771) Purchases of real estate - (54,859) Real estate improvements (19,795) (14,829) Net proceeds from sales of real estate investments and non-operating real estate - 17,397 Leasing commissions (11,085) (6,295) Proceeds from involuntary conversion on real estate assets 3,099 - Changes in accrued development costs 7,209 (7,204) Changes in other assets and other liabilities 804 329 NET CASH USED IN INVESTING ACTIVITIES (76,114) (123,232) FINANCING ACTIVITIES Proceeds from unsecured bank credit facilities 12,406 19,564 Repayments on unsecured bank credit facilities (12,406) (19,564) Repayments on unsecured debt (50,000) - Debt issuance costs (91) (15) Distributions paid to stockholders (not including dividends accrued) (73,205) (61,442) Proceeds from common stock offerings 72,908 49,364 Common stock offering related costs (59) (70) Other (4,161) (6,143) NET CASH USED IN FINANCING ACTIVITIES (54,608) (18,306) INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS 2,986 (24,638) CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD 17,529 40,263 CASH AND CASH EQUIVALENTS AT END OF PERIOD 20,515$ 15,625 SUPPLEMENTAL CASH FLOW INFORMATION Cash paid for interest, net of amounts capitalized of $5,160 and $4,853 for 2025 and 2024, respectively 2,970$ 3,788 Cash paid for operating lease liabilities 822 688 Three Months Ended March 31,

Page 8 of 24 Same Property Portfolio Analysis (In thousands) (Unaudited) 2025 2024 % Change Same Property Portfolio (1) Square feet as of period end 54,733 54,733 Average occupancy 96.0% 97.5% -1.5% Occupancy as of period end 96.7% 97.7% -1.0% Same Property Portfolio Analysis (Straight-Line Basis) (1) * Income from real estate operations 157,370$ 150,301 4.7% Less cash received for lease terminations (579) (147) Income excluding lease termination income 156,791 150,154 4.4% Expenses from real estate operations (43,152) (42,244) 2.1% PNOI excluding income from lease terminations 113,639$ 107,910 5.3% Same Property Portfolio Analysis (Cash Basis) (1) * Income from real estate operations 155,051$ 148,228 4.6% Less cash received for lease terminations (579) (147) Income excluding lease termination income 154,472 148,081 4.3% Expenses from real estate operations (43,152) (42,244) 2.1% PNOI excluding income from lease terminations 111,320$ 105,837 5.2% (1) Includes properties which were included in the operating portfolio for the entire period of 1/1/24 through 3/31/25. * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. March 31, Three Months Ended

Page 9 of 24 Additional Financial Information (In thousands) (Unaudited) 2025 2024 Lease income - operating leases 130,066$ 114,200 Variable lease income (1) 42,578 39,874 Income from real estate operations 172,644 154,074 Straight-line rent income adjustment 3,564 2,224 Stock-based compensation expense (4,232) (3,507) Debt issuance costs amortization (466) (479) Gain on involuntary conversion and business interruption claims (2) 1,763 - Acquired leases - market rent adjustment amortization 1,567 607 2025 2024 WEIGHTED AVERAGE COMMON SHARES Weighted average common shares - Basic 51,965 47,860 BASIC SHARES FOR EARNINGS PER SHARE ("EPS") 51,965 47,860 Potential common shares: Effect of dilutive securities 63 101 DILUTED SHARES FOR EPS AND FFO 52,028 47,961 (1) Primarily includes tenant reimbursements for real estate taxes, insurance and common area maintenance. (2) Included in Other revenue on the Consolidated Statements of Income and Comprehensive Income; included in FFO. March 31, Three Months Ended Three Months Ended March 31, SELECTED INCOME STATEMENT INFORMATION (Items below represent increases or (decreases) in FFO)

EASTGROUP PROPERTIES

Financial Statistics
($ in thousands, except per share data)
(Unaudited)

		Quarter Ended 3/31/25	Years Ended 2024	2023	2022	2021
ASSETS/MARKET CAPITALIZATION						
Assets	$	5,107,978	5,077,476	4,519,213	4,035,837	3,215,336
Equity Market Capitalization		9,206,556	8,317,522	8,754,937	6,451,794	9,403,107
Total Market Capitalization (Debt and Equity) [1]		10,666,556	9,827,522	10,434,937	8,318,835	10,859,473
Shares Outstanding - Common		52,265,432	51,825,798	47,700,432	43,575,539	41,268,846
Price per share	$	176.15	160.49	183.54	148.06	227.85
FFO CHANGE*						
FFO per diluted share	$	2.15	8.35	7.79	7.00	6.09
Change compared to same period prior year		8.6%	7.2%	11.3%	14.9%	13.2%
COMMON DIVIDEND PAYOUT RATIO*						
Dividend distribution	$	1.40	5.34	5.04	4.70	3.58
FFO per diluted share		2.15	8.35	7.79	7.00	6.09
Dividend payout ratio		65%	64%	65%	67%	59%
COMMON DIVIDEND YIELD [2]						
Dividend distribution	$	1.40	5.34	5.04	4.70	3.58
Price per share		176.15	160.49	183.54	148.06	227.85
Dividend yield		3.18%	3.33%	2.75%	3.17%	1.57%
FFO MULTIPLE [3] *						
FFO per diluted share	$	2.15	8.35	7.79	7.00	6.09
Price per share		176.15	160.49	183.54	148.06	227.85
Multiple		20.5	19.2	23.6	21.2	37.4
INTEREST & FIXED CHARGE COVERAGE RATIO*						
EBITDAre	$	120,013	447,186	401,335	337,536	278,959
Interest expense		8,025	38,956	47,996	38,499	32,945
Interest and fixed charge coverage ratio		15.0	11.5	8.4	8.8	8.5
DEBT-TO-EBITDAre RATIO [4] *						
Debt	$	1,453,938	1,503,562	1,674,827	1,861,744	1,451,778
EBITDAre		120,013	447,186	401,335	337,536	278,959
Debt-To-EBITDAre ratio [4]		3.0	3.4	4.2	5.5	5.2
Adjusted debt-to-pro forma EBITDAre ratio [4]		2.2	2.3	3.2	4.5	3.8
DEBT-TO-TOTAL MARKET CAPITALIZATION [1]		13.7%	15.4%	16.1%	22.4%	13.4%

ISSUER RATINGS [5]	Issuer Rating	Outlook
Moody's Investors Service	Baa2	Stable

(1) Before deducting unamortized debt issuance costs.
(2) Quarterly calculation: (Dividend distributions for the quarter x 4)/price per share. Yearly calculation: Dividend for the 12-month period/price per share.
(3) Quarterly calculation: (FFO per diluted share for the quarter x 4)/price per share. Yearly calculation: FFO per diluted share for the 12-month period/price per share.
(4) Quarterly calculation: Debt/(EBITDAre for the quarter x 4). Yearly calculation: Debt/EBITDAre for the 12-month period.
(5) A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.
* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Page 10 of 24

EASTGROUP PROPERTIES

Development and Value-Add Properties Summary
($ in thousands)
(Unaudited)

		Square Feet (SF)	Cumulative Costs at 3/31/25	Projected Total Costs	Anticipated Conversion Date [1]	% Leased 4/22/25	
Lease-Up							
Horizon West 6	Orlando, FL	87,000	$ 11,822	12,700	04/25	100%	
Basswood 3-5	Fort Worth, TX	351,000	49,429	52,000	05/25	70%	
Eisenhauer Point 10-12	San Antonio, TX	223,000	28,586	30,000	05/25	33%	
Braselton 3	Atlanta, GA	115,000	14,065	15,000	07/25	33%	
Gateway South Dade 1 & 2	Miami, FL	169,000	33,672	35,900	07/25	0%	
Riverside 1 & 2	Atlanta, GA	284,000	32,252	35,000	07/25	86%	
Cass White 1 & 2	Atlanta, GA	296,000	33,242	34,900	09/25	28%	
Horizon West 5	Orlando, FL	85,000	9,905	12,800	12/25	0%	
Denton 35 Exchange 1 & 2	Dallas, TX	244,000	29,996	34,600	02/26	28%	
Skyway 1 & 2	Charlotte, NC	318,000	32,731	37,200	03/26	10%	
Total Lease-up		2,172,000	275,700	300,100		40%	Wgt Avg %
Under Construction							
Crossroads 1	Tampa, FL	124,000	18,629	20,000	06/25	100%	
Texas Avenue 1 & 2	Austin, TX	129,000	17,279	22,500	04/26	17%	
Arista 36 1-3	Denver, CO	360,000	53,194	80,300	06/26	0%	
World Houston 46	Houston, TX	181,000	14,072	17,900	06/26	0%	
Crossroads 2	Tampa, FL	203,000	18,587	32,300	07/26	0%	
Dominguez [2]	Los Angeles, CA	262,000	494	7,700	07/26	0%	
Grand West Crossing 2	Houston, TX	97,000	6,236	12,900	07/26	0%	
Hillside 2	Greenville, SC	141,000	3,994	15,300	10/26	0%	
Gateway Interchange A & B	Phoenix, AZ	137,000	7,958	26,200	02/27	0%	
Gateway Interchange F & G	Phoenix, AZ	224,000	14,181	38,000	02/27	0%	
Total Under Construction		1,858,000	154,624	273,100		8%	Wgt Avg %
Total Lease-Up and Under Construction		4,030,000	$ 430,324	573,200		25%	Wgt Avg %

Projected Stabilized Yields [3]	Yield
Lease-Up	6.8%
Under Construction	8.3%
Lease-Up and Under Construction	7.5%

Prospective Development	Acres	Projected SF	
Phoenix, AZ	33	419,000	$ 11,743
Sacramento, CA	4	78,000	2,714
Fort Myers, FL	20	210,000	4,270
Miami, FL	24	313,000	26,471
Orlando, FL	33	357,000	13,625
Tampa, FL	70	617,000	17,186
Atlanta, GA	138	1,406,000	17,457
Charlotte, NC	113	828,000	13,692
Greenville, SC	65	523,000	7,187
Nashville, TN	27	370,000	10,946
Austin, TX	132	1,583,000	53,149
Dallas, TX	12	160,000	4,827
Fort Worth, TX	121	1,312,000	33,872
Houston, TX	78	1,131,000	27,262
San Antonio, TX	46	612,000	11,377
Total Prospective Development	916	9,919,000	255,778
Total Development and Value-Add Properties	916	13,949,000	$ 686,102

(1) Development projects will transfer to the operating portfolio at the earlier of 90% occupancy or one year after shell completion.
(2) Represents a redevelopment project.
(3) Weighted average yield based on projected stabilized annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

Page 11 of 24

Page 12 of 24 Development and Value-Add Properties Transferred to Real Estate Properties ($ in thousands) (Unaudited) Cumulative Costs at Conversion % Leased Square Feet (SF) 3/31/25 Date 4/22/25 1st Quarter SunCoast 9 Fort Myers, FL 111,000 15,697$ 02/25 32% Northeast Trade Center 1 San Antonio, TX 264,000 28,800 03/25 100% Total Transferred to Real Estate Properties 375,000 44,497$ 80% Wgt Avg % Projected Stabilized Yield (1) 9.0% (1) Weighted average yield based on projected stabilized annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

Page 13 of 24 Real Estate Improvements and Leasing Costs (In thousands) (Unaudited) REAL ESTATE IMPROVEMENTS 2025 2024 Upgrade on acquisitions 52$ 37 Tenant improvements: New tenants 5,507 2,337 Renewal tenants 1,411 835 Other: Building improvements 5,532 3,075 Roofs 5,793 3,810 Parking lots 800 759 Other 1,158 838 TOTAL REAL ESTATE IMPROVEMENTS (1) 20,253$ 11,691 CAPITALIZED LEASING COSTS (Principally Commissions) Development and value-add 2,087$ 1,991 New tenants 4,414 4,051 Renewal tenants 4,068 2,523 TOTAL CAPITALIZED LEASING COSTS (2)(3) 10,569$ 8,565 (1) Reconciliation of Total Real Estate Improvements to Real Estate Improvements on the Consolidated Statements of Cash Flows: 2025 2024 Total Real Estate Improvements 20,253$ 11,691 Change in real estate property payables (1,356) (649) Change in construction in progress 898 3,787 19,795$ 14,829 (2) Included in Other Assets on the Consolidated Balance Sheets. (3) Reconciliation of Total Capitalized Leasing Costs to Leasing Commissions on the Consolidated Statements of Cash Flows: 2025 2024 Total Capitalized Leasing Costs 10,569$ 8,565 Change in leasing commissions payables 516 (2,270) 11,085$ 6,295 Three Months Ended March 31, Leasing Commissions on the Consolidated Statements of Cash Flows March 31, Real Estate Improvements on the Consolidated Statements of Cash Flows Three Months Ended March 31, Three Months Ended

EASTGROUP PROPERTIES

Leasing Statistics and Occupancy Summary
(Unaudited)

Three Months Ended March 31, 2025	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Rate Change Straight-Line Basis [1]	Rental Rate Change Cash Basis [1]	PSF Tenant Improvement [2]	PSF Leasing Commission [2]	PSF Total Leasing Cost [2]
New Leases [3]	41	1,068	5.5	44.2%	31.4%	$ 5.23	$ 3.59	$ 8.82
Renewal Leases	47	1,526	4.8	48.9%	31.0%	1.27	2.68	3.95
Total/Weighted Average	**88**	**2,594**	**5.1**	**46.9%**	**31.1%**	**$ 2.90**	**$ 3.05**	**$ 5.95**
					Per Year	**$ 0.57**	**$ 0.60**	**$ 1.17**

Weighted Average Retention [4] **70.6%**

	03/31/25	12/31/24	09/30/24	06/30/24	03/31/24
Percentage Leased	**97.3%**	**97.1%**	**96.9%**	**97.4%**	**98.0%**
Percentage Occupied	**96.5%**	**96.1%**	**96.5%**	**97.1%**	**97.7%**

(1) Rental Rate Change is reported for leases signed during the periods presented.
(2) Per square foot (PSF) amounts represent total amounts for the life of the lease, except as noted for the Per Year amounts.
(3) Does not include leases with terms less than 12 months and leases for first generation space.
(4) Calculated as SF of renewal leases signed during the quarter / SF of leases expiring during the quarter plus early renewals signed (not including early terminations or bankruptcies).

Page 14 of 24

EASTGROUP PROPERTIES

Core Market Operating Statistics
March 31, 2025
(Unaudited)

	Total Square Feet of Properties	% of Total Annualized Base Rent [1]	% Leased	Lease Expirations in Square Feet 2025 [2]	Lease Expirations in Square Feet 2026	Same PNOI Change* (excluding income from lease terminations) QTR Straight-Line Basis	Same PNOI Change* (excluding income from lease terminations) QTR Cash Basis [4]	Rental Rate Change New and Renewal Leases [3] QTR Straight-Line Basis	Rental Rate Change New and Renewal Leases [3] QTR Cash Basis [4]
Texas									
Dallas	6,108,000	10.6%	97.8%	275,000	612,000	7.0%	9.0%	53.0%	37.4%
Houston	7,108,000	10.0%	97.8%	294,000	1,471,000	0.9%	0.0%	39.7%	19.9%
San Antonio	4,676,000	7.0%	93.0%	241,000	923,000	-3.9%	-2.7%	24.0%	11.2%
Austin	1,756,000	3.7%	92.6%	114,000	236,000	9.0%	7.6%	27.2%	15.7%
Fort Worth	1,108,000	1.7%	95.5%	28,000	227,000	4.4%	4.4%	83.0%	59.7%
El Paso	1,126,000	1.5%	97.1%	53,000	84,000	8.4%	7.3%	64.2%	48.1%
	21,882,000	**34.5%**	**96.2%**	**1,005,000**	**3,553,000**	**2.8%**	**3.2%**	**39.0%**	**22.4%**
Florida									
Orlando	4,812,000	8.5%	99.6%	448,000	482,000	10.9%	10.2%	41.5%	29.8%
Tampa	4,533,000	7.3%	96.7%	455,000	1,566,000	3.4%	5.5%	61.4%	43.6%
Miami/Fort Lauderdale	1,865,000	4.1%	99.8%	126,000	441,000	9.9%	2.7%	92.2%	68.1%
Jacksonville	2,273,000	3.0%	96.3%	425,000	419,000	5.5%	1.3%	82.2%	51.4%
Fort Myers	996,000	1.6%	83.4%	9,000	122,000	1.4%	2.6%	N/A	N/A
	14,479,000	**24.5%**	**97.1%**	**1,463,000**	**3,030,000**	**6.9%**	**5.8%**	**66.3%**	**46.4%**
California									
San Francisco	2,475,000	5.5%	96.9%	59,000	710,000	3.5%	2.5%	15.6%	6.3%
Los Angeles [5]	2,146,000	5.1%	100.0%	127,000	441,000	4.4%	9.4%	5.3%	3.5%
San Diego [5]	1,933,000	4.7%	95.2%	131,000	287,000	13.6%	3.1%	23.0%	14.2%
Sacramento	329,000	0.5%	100.0%	93,000	-	1.8%	5.0%	N/A	N/A
Fresno	398,000	0.5%	93.2%	97,000	105,000	2.7%	2.7%	48.7%	42.3%
	7,281,000	**16.3%**	**97.3%**	**507,000**	**1,543,000**	**6.6%**	**4.9%**	**17.1%**	**9.6%**
Arizona									
Phoenix	3,518,000	6.5%	99.1%	206,000	478,000	12.1%	9.9%	97.3%	64.5%
Tucson	848,000	1.2%	99.4%	21,000	5,000	3.2%	4.0%	N/A	N/A
	4,366,000	**7.7%**	**99.1%**	**227,000**	**483,000**	**10.4%**	**8.8%**	**97.3%**	**64.5%**
Other Core									
Charlotte	3,883,000	5.4%	98.0%	132,000	352,000	-1.3%	-1.4%	23.1%	21.2%
Las Vegas	1,396,000	3.4%	100.0%	52,000	232,000	10.6%	12.8%	21.2%	9.6%
Atlanta	2,246,000	3.0%	98.9%	105,000	257,000	10.3%	9.2%	63.5%	46.3%
Denver	886,000	1.6%	100.0%	79,000	180,000	2.9%	3.0%	19.1%	7.4%
Greenville	1,102,000	1.4%	100.0%	-	221,000	18.8%	72.2%	N/A	N/A
	9,513,000	**14.8%**	**98.9%**	**368,000**	**1,242,000**	**5.3%**	**8.5%**	**32.5%**	**25.2%**
Total Core Markets	**57,521,000**	**97.8%**	**97.2%**	**3,570,000**	**9,851,000**	**5.4%**	**5.3%**	**47.1%**	**31.3%**
Total Other Markets	**1,580,000**	**2.2%**	**98.1%**	**50,000**	**95,000**	**-0.4%**	**-0.8%**	**35.1%**	**18.2%**
Total Operating Properties	**59,101,000**	**100.0%**	**97.3%**	**3,620,000**	**9,946,000**	**5.3%**	**5.2%**	**46.9%**	**31.1%**

[1] Based on the Annualized Base Rent as of the reporting period for occupied square feet (without S/L Rent).

[2] Square Feet expiring during the remainder of the year, including month-to-month leases.

[3] Rental Rate Change is reported for leases signed during the periods presented and does not include leases with terms less than 12 months and leases for first generation space.

[4] Excludes straight-line rent adjustments.

[5] Includes the Company's share of its less-than-wholly-owned real estate investments.

* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Page 15 of 24

EASTGROUP PROPERTIES

Lease Expiration Summary - Total Square Feet of Operating Properties Based on Leases Signed Through March 31, 2025

($ in thousands)
(Unaudited)

LEASE EXPIRATION	Square Footage of Leases Expiring	Annualized Current Base Rent of Leases Expiring (without S/L Rent)	% of Total Base Rent of Leases Expiring (without S/L Rent)
Vacancy	1,621,000	$ -	0.0%
2025 - remainder of year [1]	3,620,000	35,742	6.9%
2026	9,946,000	84,798	16.5%
2027	10,359,000	93,115	18.1%
2028	8,244,000	75,254	14.6%
2029	7,981,000	73,117	14.2%
2030	6,650,000	57,528	11.2%
2031	2,713,000	26,466	5.1%
2032	2,969,000	21,634	4.2%
2033	2,290,000	21,318	4.2%
2034 and beyond	2,708,000	25,933	5.0%
TOTAL	59,101,000	$ 514,905	100.0%

[1] Includes month-to-month leases.

Page 16 of 24

EASTGROUP PROPERTIES

Top 10 Customers by Annualized Base Rent
As of March 31, 2025
(Unaudited)

	Customer	# of Leases	Location	Total SF Leased	% of Total Portfolio SF	% of Total Annualized Base Rent [1]
1	**Amazon**	2	San Diego, CA	710,000		
		1	San Antonio, TX	57,000		
		1	Tucson, AZ	10,000		
					1.3%	1.6%
2	**Mattress Firm**	1	Houston, TX	202,000		
		1	Tampa, FL	109,000		
		1	San Diego, CA	66,000		
		1	Jacksonville, FL	49,000		
		1	Fort Myers, FL	25,000		
					0.8%	0.7%
3	**REPET, Inc.**	1	Los Angeles, CA	300,000	0.5%	0.7%
4	**Consolidated Electrical Distributors**	2	San Antonio, TX	145,000		
		1	Orlando, FL	104,000		
		1	San Francisco, CA	84,000		
		1	Charlotte, NC	42,000		
					0.6%	0.7%
5	**DSV Air & Sea Inc.**	3	Houston, TX	385,000		
		1	San Diego, CA	20,000		
					0.7%	0.6%
6	**FedEx Corp.**	1	Dallas, TX	157,000		
		1	Fort Myers, FL	63,000		
		1	San Diego, CA	51,000		
		1	Fort Lauderdale, FL	50,000		
					0.5%	0.6%
7	**The Chamberlain Group**	2	Tucson, AZ	350,000		
		1	Charlotte, NC	11,000		
					0.6%	0.6%
8	**Leviat**	1	San Antonio, TX	264,000		
		1	Tampa , FL	48,000		
					0.5%	0.6%
9	**WNA Comet West Inc.**	1	Los Angeles, CA	286,000	0.5%	0.5%
10	**Infinite Electronics Inc.**	4	Dallas, TX	320,000	0.5%	0.5%
		33		3,908,000	6.5%	7.1%

[1] Calculation: Customer Annualized Base Rent as of 03/31/25 (without S/L Rent) / Total Annualized Base Rent (without S/L Rent).

Page 17 of 24

Page 18 of 24 Debt and Equity Market Capitalization March 31, 2025 ($ in thousands, except per share data) (Unaudited) Unsecured debt (fixed rate) (1) Maturity Dates Weighted Average Interest Rate Principal Payments Maturing Average Years to Maturity August 28, 2025 3.80% 20,000$ October 1, 2025 3.97% 25,000 October 7, 2025 3.99% 50,000 Year 2026 2.56% 140,000 Year 2027 2.74% 175,000 Year 2028 3.10% 160,000 Year 2029 3.88% 155,000 Year 2030 and beyond 3.57% 735,000 Total unsecured debt (fixed rate) (1) 3.38% 1,460,000 4.7 Unsecured bank credit facilities (variable rate) $50MM Line - 5.235% - matures 7/31/2028 - $625MM Line - 5.160% - matures 7/31/2028 - Total carrying amount of debt 1,460,000 Total unamortized debt issuance costs (6,062) Total debt, net of unamortized debt issuance costs 1,453,938$ Equity market capitalization Shares outstanding - common 52,265,432 Price per share at quarter end 176.15$ Total equity market capitalization 9,206,556$ Total market capitalization (debt and equity) (2) 10,666,556$ Total debt / total market capitalization (2) 13.7% (1) These loans have a fixed interest rate or an effectively fixed interest rate due to interest rate swaps. (2) Debt refers to total carrying amount of debt.

Page 19 of 24 Continuous Common Equity Program Through March 31, 2025 ($ in thousands, except per share data) (Unaudited) Common Stock Weighted Average Price Gross Proceeds (1) (In shares) (Per share) (In thousands) 1st Quarter 2025: Total shares issued and proceeds received during the three months ended 3/31/2025 33,120 183.15$ 6,066$ (2) Common Stock Weighted Average Price Gross Proceeds (1) (In shares) (Per share) (In thousands) Forward Shares Agreements Outstanding at 12/31/2024 385,253 175.07$ 67,446$ 1st Quarter 2025: Forward shares issued and proceeds received (385,253) 175.07 (67,446) (2) New forward sale agreements 1,043,871 182.02 190,006 Forward Shares Agreements Outstanding at 3/31/2025 1,043,871 182.02$ 190,006$ Forward shares issued and proceeds received (250,516) 179.63 (45,000) (2) Forward Shares Agreements Outstanding at 4/22/2025 793,355 182.78$ 145,006$ (3) Gross Sales Price (In thousands) Total Gross Sales Price Authorized for Issuance on 10/25/2024 1,000,000$ Amount settled from 10/25/2024 through 4/22/2025 (331,401) Amount of outstanding forward equity sale agreements as of 4/22/2025 (145,006) (3) Remaining Capacity for Issuance as of 4/22/2025 523,593$ (1) During the three months ended March 31, 2025, the Company recognized offering-related costs for direct issuances and forward agreements of $794, which is not deducted from proceeds above. SALES AGENCY FINANCING AGREEMENTS DIRECT COMMON STOCK ISSUANCE ACTIVITY (3) Available through forward equity sale agreements before the applicable settlement periods expire from February to March 2026. FORWARD EQUITY SALE AGREEMENTS ACTIVITY (2) Gross proceeds received under the Company's continuous equity offering from 1/1/2025 through 4/22/2025 were $118,512.

EASTGROUP PROPERTIES

Debt-to-EBITDAre Ratios

($ in thousands)
(Unaudited)

	Quarter Ended March 31, 2025 [1]	Years Ended December 31, [2] 2024	2023	2022	2021	2020
Debt	$ 1,453,938	$ 1,503,562	1,674,827	1,861,744	1,451,778	1,310,895
EBITDAre*	120,013	447,186	401,335	337,536	278,959	245,669
DEBT-TO-EBITDAre RATIO*	**3.0**	**3.4**	**4.2**	**5.5**	**5.2**	**5.3**
Debt	$ 1,453,938	$ 1,503,562	1,674,827	1,861,744	1,451,778	1,310,895
Subtract development and value-add properties in lease-up or under construction	(430,324)	(424,068)	(374,924)	(324,831)	(376,611)	(225,964)
Adjusted Debt*	$ 1,023,614	$ 1,079,494	1,299,903	1,536,913	1,075,167	1,084,931
EBITDAre*	$ 120,013	$ 447,186	401,335	337,536	278,959	245,669
Adjust for acquisitions as if owned for entire period	-	26,514	5,490	6,900	4,213	1,906
Adjust for development and value-add properties in lease-up or under construction	(1,225)	(1,558)	(1,909)	(857)	(700)	(1,327)
Adjust for properties sold during the period	-	(177)	(2,001)	(235)	(1,517)	(1,081)
Pro Forma EBITDAre*	$ 118,788	$ 471,965	402,915	343,344	280,955	245,167
ADJUSTED DEBT-TO-PRO FORMA EBITDAre RATIO*	**2.2**	**2.3**	**3.2**	**4.5**	**3.8**	**4.4**

[1] Quarterly calculations annualize EBITDAre for the quarter.

[2] Yearly calculations use EBITDAre for the 12-month period.

* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Page 20 of 24

Page 21 of 24 Components of Net Asset Value (In thousands) (Unaudited) Three Months Ended March 31, 2025 Quarterly property net operating income (PNOI) 126,178$ Stabilized occupancy adjustment (97.0% occupancy) 2,031 (1) Development and value-add projects adjustment (100% occupancy) 10,426 (2) Straight-line rent income adjustment (3,564) Market rent amortization - acquired leases (1,567) Adjusted PNOI 133,504$ x 4 Annualized PNOI 534,016$ March 31, 2025 Cash and cash equivalents 20,515$ Company's share of unconsolidated investment assets, net of non-cash assets 482 Other assets, net of non-cash assets 28,358 Prospective development (primarily land) - cumulative costs incurred 255,778 Total Other Assets 305,133$ Liabilities, net of non-cash liabilities 1,699,643$ Projected costs remaining on current development pipeline 147,371 (3) Company's share of unconsolidated investment liabilities, net of non-cash liabilities 197 Total Liabilities 1,847,211$ Shares Outstanding 52,265 (1) Adjustment reflects the potential PNOI impact of leasing the operating portfolio to a stabilized average occupancy of 97.0%. This will add PNOI when average occupancy is below 97.0% and subtract from PNOI when average occupancy is above 97.0%. (2) Adjustment reflects the potential additional PNOI impact of development and value-add projects in lease-up, under construction and transferred to the operating portfolio during the current quarter at 100% occupancy. (3) Adjustment includes projected remaining costs on development and value-add projects in lease-up and under construction as well as projected remaining costs on projects transferred from development to the operating portfolio during the current quarter.

EASTGROUP PROPERTIES

Outlook for 2025
(Unaudited)

		Low Range		High Range	
		Q2 2025	Y/E 2025	Q2 2025	Y/E 2025
		(In thousands, except per share data)			
Net income attributable to common stockholders	$	57,803	245,883	62,003	256,423
Depreciation and amortization		54,146	219,932	54,146	219,932
Funds from operations attributable to common stockholders*	$	111,949	465,815	116,149	476,355
Weighted average shares outstanding - Diluted		52,510	52,702	52,510	52,702
Per share data (diluted):					
Net income attributable to common stockholders	$	1.10	4.67	1.18	4.87
Funds from operations attributable to common stockholders		2.13	8.84	2.21	9.04

*This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

The following assumptions were used for the mid-point:

Metrics	Revised Guidance for Year 2025	Initial Guidance for Year 2025	Actual for Year 2024
FFO per share	$8.84 - $9.04	$8.80 - $9.00	$8.35
FFO per share increase over prior year	7.1%	6.6%	7.2%
FFO per share excluding gain on involuntary conversion and business interruption claims	$8.81 - $9.01	$8.80 - $9.00	$8.31
FFO per share increase over prior year excluding gain on involuntary conversion and business interruption claims	7.2%	7.1%	7.9%
Same PNOI growth: cash basis (1)	5.8% - 6.8% (2)	5.4% - 6.4% (2)	5.6%
Average month-end occupancy - operating portfolio	95.6% - 96.6%	95.5% - 96.5%	96.8%
Development starts:			
Square feet	1.8 million	2.5 million	1.6 million
Projected total investment	$250 million	$300 million	$230 million
Operating property acquisitions	$150 million	$150 million	$390 million
Operating property dispositions (Potential gains on dispositions are not included in the projections)	$20 million	$15 million	$14 million
Capital proceeds	$260 million	$450 million	$724 million
General and administrative expense (3)	$22.8 million	$21.1 million	$20.6 million

(1) Excludes straight-line rent adjustments, amortization of market rent intangibles for acquired leases, and income from lease terminations.

(2) Includes properties which have been in the operating portfolio since 1/1/24 and are projected to be in the operating portfolio through 12/31/25; includes 54,621,000 square feet.

(3) Approximately 35% of the estimated annual general and administrative expense was incurred in the first quarter of 2025, primarily due to accelerated expense for employees who are retirement-eligible under our equity incentive plans.

Page 22 of 24

Page 23 of 24 Glossary of REIT Terms Listed below are definitions of commonly used real estate investment trust (“REIT”) industry terms. For additional information on REITs, please see the National Association of Real Estate Investment Trusts (“Nareit”) web site at www.reit.com. Adjusted Debt-to-Pro Forma EBITDAre Ratio: A ratio calculated by dividing a company’s adjusted debt by its pro forma EBITDAre. Debt is adjusted by subtracting the cost of development and value-add properties in lease-up or under construction. EBITDAre is further adjusted by adding an estimate of NOI for significant acquisitions as if the acquired properties were owned for the entire period, and by subtracting NOI from development and value-add properties in lease-up or under construction and from properties sold during the period. The Adjusted Debt-to-Pro Forma EBITDAre Ratio is a non-GAAP financial measure used to analyze the Company’s financial condition and operating performance relative to its leverage, on an adjusted basis, so as to normalize and annualize property changes during the period. Cash Basis: The Company adjusts its GAAP reporting to exclude straight-line rent adjustments and amortization of market rent intangibles for acquired leases. The cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Debt-to-EBITDAre Ratio: A ratio calculated by dividing a company’s debt by its EBITDAre; this non-GAAP measure is used to analyze the Company’s financial condition and operating performance relative to its leverage. Debt-to-Total Market Capitalization Ratio: A ratio calculated by dividing a company’s debt by the total amount of a company’s equity (at market value) and debt. Earnings Before Interest Taxes Depreciation and Amortization for Real Estate (“EBITDAre”): In accordance with standards established by Nareit, EBITDAre is computed as Earnings, defined as Net Income, excluding gains or losses from sales of real estate investments and non-operating real estate, plus interest, taxes, depreciation and amortization. EBITDAre is a non-GAAP financial measure used to measure the Company’s operating performance and its ability to meet interest payment obligations and pay quarterly stock dividends on an unleveraged basis. Funds From Operations (“FFO”): FFO is the most commonly accepted reporting measure of a REIT’s operating performance, and the Company computes FFO in accordance with standards established by Nareit in the Nareit Funds from Operations White Paper — 2018 Restatement. It is equal to a REIT’s net income (loss) attributable to common stockholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains and losses from sales of real estate property (including other assets incidental to the Company’s business) and impairment losses, adjusted for real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure used to evaluate the performance of the Company’s investments in real estate assets and its operating results. FFO Excluding Gain on Involuntary Conversion and Business Interruption Claims: A reporting measure calculated as FFO (as defined above), adjusted to exclude gain on involuntary conversion and business interruption claims. The Company believes that this exclusion presents a more meaningful comparison of operating performance. Interest and Fixed Charge Coverage Ratio: A non-GAAP financial measure calculated by dividing the Company’s EBITDAre by its interest expense. We believe this ratio is useful to investors because it provides a basis for analysis of the Company’s leverage, operating performance and its ability to service the interest payments due on its debt. Industrial Properties: Generally consisting of one or more buildings comprised of four concrete walls tilted up on a slab of concrete. An internal office component is then added. Business uses include warehousing, distribution, light manufacturing and assembly, research and development, showroom, office, or a combination of some or all of the aforementioned. Leases Expiring and Renewal Leases Signed of Expiring Square Feet: Includes renewals during the period with terms commencing during the period and after the end of the period. Operating Land: Land with no buildings or improvements that generates income from leases with tenants; included in Real estate properties on the Consolidated Balance Sheets. Operating Properties: Stabilized real estate properties (land including buildings and improvements) in the Company’s operating portfolio; included in Real estate properties on the Consolidated Balance Sheets. Percentage Leased: The percentage of total leasable square footage for which there is a signed lease, including month-to-month leases, as of the close of the reporting period. Space is considered leased upon execution of the lease.

Page 24 of 24 Glossary of REIT terms (continued) Percentage Occupied: The percentage of total leasable square footage for which the lease term has commenced as of the close of the reporting period. Property Net Operating Income (“PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense) plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments. PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results. Real Estate Investment Trust (“REIT”): A company that owns and, in most cases, operates income-producing real estate such as apartments, shopping centers, offices, hotels and warehouses. Some REITs also engage in financing real estate. The shares of most REITs are freely traded, usually on a major stock exchange. To qualify as a REIT, a company must distribute at least 90 percent of its taxable income to its stockholders annually. A company that qualifies as a REIT is permitted to deduct dividends paid to its stockholders from its corporate taxable income. As a result, most REITs remit at least 100 percent of their taxable income to their stockholders and therefore owe no corporate federal income tax. Taxes are paid by stockholders on the dividends received. Most states honor this federal treatment and also do not require REITs to pay state income tax. Rental rate changes on new and renewal leases: Rental rate changes are calculated as the difference, weighted by square feet, of the annualized base rent due the first month of the new lease’s term and the annualized base rent of the rent due the last month of the former lease’s term, for leases signed during the reporting period. If free rent is given, then the first positive full rent value is used. Rent amounts exclude base stop amounts, holdover rent, and premium or discounted rent amounts. This calculation excludes leases with terms of less than 12 months and leases for first generation space on properties acquired or developed by EastGroup. Same Properties: Operating properties owned during the entire current and prior year reporting periods. Properties developed or acquired are excluded until held in the operating portfolio for both the current and prior year reporting periods. Properties sold during the current or prior year reporting periods are excluded. The Same Property Pool includes properties which were included in the operating portfolio for the entire period from January 1, 2024 through March 31, 2025. Same Property Net Operating Income (“Same PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense), plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments, for the same properties owned by the Company during the entire current and prior year reporting periods. Same PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results on a same property basis. Same PNOI Excluding Income from Lease Terminations: Same PNOI (as defined above), adjusted to exclude income from lease terminations. The Company believes it is useful to evaluate Same PNOI Excluding Income from Lease Terminations on both a straight-line and cash basis. The straight-line basis is calculated by averaging the customers’ rent payments over the lives of the leases; GAAP requires the recognition of rental income on the straight-line basis. The cash basis excludes adjustments for straight-line rent and amortization of market rent intangibles for acquired leases; the cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Straight-Lining: The process of averaging the customer’s rent payments over the life of the lease. GAAP requires real estate companies to “straight-line” rents. Total Return: A stock’s dividend income plus capital appreciation/depreciation over a specified period as a percentage of the stock price at the beginning of the period. Value-Add Properties: Properties that are either acquired but not stabilized or can be converted to a higher and better use. Properties meeting either of the following two conditions are considered value-add properties: (1) Less than 75% leased as of the acquisition date (or will be less than 75% leased within one year of acquisition date based on near term lease roll), or (2) 20% or greater of the cumulative gross cost will be spent to redevelop the property. Properties qualifying under these conditions are placed into Value-Add Properties in the quarter in which (1) they are acquired, if condition 1 above is met, or (2) when construction to redevelop begins. Value-Add Properties are moved into the operating portfolio upon stabilization, meaning the earlier of achieving 90% or greater occupancy or 12 months from the acquisition date or completion of the redevelopment, as applicable.